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                                                                   EXHIBIT 10(a)



                             CONSENT OF ACCOUNTANTS

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                         INDEPENDENT AUDITORS' CONSENT




We consent to the use in this Post-Effective Amendment No. 22 to Registration Statement No. 002-82511 of Northbrook Variable Annuity Account of Northbrook Life Insurance Company on Form N-4 of our report dated February 21, 1997 relating to the financial statements and financial statement schedule of Northbrook Life Insurance Company and our report dated February 21, 1997 relating to the financial statements of Northbrook Variable Annuity Account contained in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Northbrook Variable Annuity Account of Northbrook Life Insurance Company) which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.




/s/ DELOITTE & TOUCHE LLP



Chicago, Illinois
April 15, 1997